                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              MSB Financial Inc.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                                                              September 26, 1997


Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of MSB Financial, Inc. (the "Corporation"), we cordially invite you to attend the Annual Meeting of Shareholders of the Corporation. The meeting will be held at 10:30 a.m. local time, on October 28, 1997 at Schuler's Restaurant, located at 115 South Eagle Street, Marshall, Michigan. This annual meeting will include management's report to you on the Corporation's 1997 financial and operating performance.

         An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process. In addition to the election of two directors and the ratification of the appointment of auditors, shareholders are being asked to consider and vote on a proposal to ratify the adoption of the 1997 Stock Option and Incentive Plan. The Board has carefully considered this proposal and believes that its approval will enhance the ability of the Corporation to recruit and retain quality management. Accordingly, your Board of Directors unanimously recommends that you vote For the proposal.

         We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. This will save the Corporation additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Your Board of Directors and management are committed to the continued success of MSB Financial, Inc., and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                           Very truly yours,




                                           CHARLES B. COOK
                                           President and Chief Executive Officer

                              MSB FINANCIAL, INC.
                             107 North Park Street
                           Marshall, Michigan  49068
                                 (616) 781-5103

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on October 28, 1997

         Notice is hereby given that the Annual Meeting of Shareholders of MSB Financial, Inc. (the "Corporation") will be held at Schuler's Restaurant, located at 115 South Eagle Street, Marshall, Michigan, on October 28, 1997, at 10:30 a.m. local time.

         A PROXY CARD AND A PROXY STATEMENT FOR THE MEETING ARE ENCLOSED.

         The Meeting is for the purpose of considering and acting upon:

         1.      The election of two directors of the Corporation;

         2. The approval of the adoption of the 1997 Stock Option and Incentive Plan;

         3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Corporation for the fiscal year ending June 30, 1998; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Shareholders of record at the close of business on September 17, 1997, are the shareholders entitled to vote at the Meeting, and any adjournments thereof. A complete list of shareholders entitled to vote at the Meeting will be available for inspection by shareholders at the offices of the Corporation during the ten days prior to the Meeting as well as at the Meeting.

         You are requested to complete, sign and date the enclosed form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                           By Order of the Board of Directors



                                           Charles B. Cook
                                           President and Chief Executive Officer

Marshall, Michigan
September 26, 1997


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                              MSB FINANCIAL, INC.
                             107 North Park Street
                           Marshall, Michigan  49068
                                 (616) 781-5103

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 28, 1997

                              --------------------



         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of MSB Financial, Inc. (the "Corporation") of proxies to be used at the Annual Meeting of Shareholders of the Corporation (the "Meeting"), to be held at Schuler's Restaurant, located at 115 South Eagle Street, Marshall, Michigan, on October 28, 1997, at 10:00 a.m. local time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to shareholders on or about September 26, 1997. Certain of the information provided herein relates to Marshall Savings Bank, F.S.B. (the "Bank"), a wholly-owned subsidiary of the Corporation.

         At the Meeting, shareholders of the Corporation are being asked to consider and vote upon the election of two directors of the Corporation, approval of the adoption of the Corporation's 1997 Stock Option and Incentive Plan (the "1997 Stock Option Plan") and ratification of the appointment of Crowe, Chizek and Company LLP as the Corporation's independent auditors for the fiscal year ending June 30, 1998.

PROXIES AND PROXY SOLICITATION

         If a shareholder properly executes the enclosed proxy distributed by the Corporation, the proxies named will vote the shares represented by that proxy at the Meeting. Where a shareholder specifies a choice, the proxy will be voted in accordance with the shareholder's instructions. Where no specific direction is given, the proxies will vote the shares "FOR" the election of management's nominees for directors of the Corporation, "FOR" adoption of the 1997 Stock Option Plan and "FOR" the appointment of Crowe, Chizek and Company LLP as auditors for the fiscal year ending June 30, 1998. As to any other other matters presented at the Meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies.

         Any proxy given pursuant to this solicitation or otherwise may be revoked by the shareholder giving it at any time before it is voted by delivering to the Secretary of the Corporation at the above address, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock of the Corporation (the "Common Stock"), or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy.

         The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Corporation has retained Regan & Associates, Inc. to assist in the solicitation of proxies, for a $2,250 fee plus reasonable out-of-pocket expenses not to exceed $1,250. In addition to solicitation by mail, directors, officers and employees of the Corporation and the Bank may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

VOTING RIGHTS; VOTE REQUIRED

         Shareholders of record as of the close of business on September 17, 1997 (the "Voting Record Date") will be entitled to one vote on each matter presented for a vote at the Meeting for each share of Common Stock then held. Such vote may be exercised in person or by a properly executed proxy as discussed above. Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Adoption of the 1997 Stock Option Plan and of the appointment of Crowe, Chizek and Company LLP as auditors for the year ending June 30, 1998 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter.

         With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposal to adopt the 1997 Stock Option Plan or to ratify Crowe, Chizek and Company LLP as the Corporation's auditors will have the effect of a negative vote since that proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the outcome of the election of directors, the adoption of the 1997 Stock Option Plan or ratification of auditors. Brokers who do not receive instructions are entitled to vote on the election of directors, adoption of the 1997 Stock Option Plan and the ratification of the Corporation's auditors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of the Voting Record Date, the Corporation had 1,233,622 shares of Common Stock issued and outstanding. The following table sets forth, as of the Voting Record Date, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Corporation's Common Stock and (ii) all directors and executive officers as a group. See "Proposal I - Election of Directors" for information regarding share ownership of the Corporation's Directors and Chief Executive Officer.

                                                                       SHARES                   PERCENT
                                                                    BENEFICIALLY                  OF
BENEFICIAL OWNERS                                                    OWNED (1)                   CLASS
------------------------------------------------------              ------------                -------
MSB Financial, Inc. Employee Stock Ownership Plan                     115,522                     9.36%
107 North Park Street
Marshall, Michigan  49068(2)

Directors and executive officers of the Corporation                   296,278                    23.41%
and the Bank as a group (7 persons)(3)
------------------------------------------------------

(1) Adjusted to reflect the two for one stock split paid in the form of a 100% stock dividend by the Corporation on August 7, 1997.

(2) Represents shares held by the MSB Financial, Inc. Employee Stock Ownership Plan (the "ESOP"), 38,920 shares of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts.

(3) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options to purchase 31,768 shares of Common Stock granted to directors and executive officers which are either currently exercisable or excisable within 60 days of the Voting Record Date.

                      PROPOSAL I -- ELECTION OF DIRECTORS

         The Corporation's Board of Directors is composed of seven members. Approximately one-third of the directors are elected annually to serve for a three-year term or until their respective successors are elected and qualified.

         The following table sets forth certain information, as the Voting Record Date, regarding the composition of the Corporation's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "For" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

                                                                             TERM    SHARES        PERCENT
                                       POSITION(S) HELD         DIRECTOR      TO   BENEFICIALLY      OF
     NAME                  AGE(1)     IN THE CORPORATION         SINCE(2)   EXPIRE   OWNED(3)       CLASS
---------------------      ----- ------------------------------ ---------  ------- ------------- -----------
                                                   NOMINEES
Richard L. Dobbins          52   Director                          1979      2000    52,864         4.28%
Martin L. Mitchell          46   Director                          1986      2000    46,606         3.77%

                                        DIRECTORS CONTINUING IN OFFICE

Charles B. Cook             49   President and Chief Executive     1974      1999    79,406         6.36%
                                 Officer
Karl F. Loomis              49   Director                          1995      1999    11,776          .95%
J. Thomas Schaeffer         52   Director                          1989      1999    45,826         3.71%
Aart VanElst                93   Chairman of the Board             1967      1998    11,376          .92%
John W. Yakimow             57   Director                          1980      1998    48,424(4)      3.92%

---------------------------

(1)     At June 30, 1997.

(2)     Includes service as a director of the Bank.

(3) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise noted in these footnotes. All amounts reported under this column have been adjusted for the two for one stock split paid in the form of a 100% stock dividend by the Corporation on August 7, 1997. Included in the shares beneficially owned by the named individuals are options to purchase shares of Common Stock as follows: Mr. Dobbins - 2,888 shares; Mr. Mitchell - 2,888 shares; Mr. Cook - 14,440 shares; Mr. Loomis - 2,888 shares; Mr. Schaeffer - 2,888 shares; Mr. VanElst - 2,888 shares; and Mr. Yakimow - 2,888 shares of Common Stock granted under the 1995 Stock Option and Incentive Plan (the "1995 Stock Option Plan").

(4) Includes 2,304 shares as to which Mr. Yakimow has reported shared ownership.

         The business experience of each director of the Corporation for at least the past five years is set forth below.

         RICHARD L. DOBBINS. Mr. Dobbins is a partner in the law firm of Dobbins, Beardslee & Grinage, P.C., with offices in Marshall and Concord, Michigan. Mr. Dobbins' law firm may act as counsel to the Bank.

         MARTIN L. MITCHELL. Mr. Mitchell is the Vice President of Program, Starr Commonwealth, a human services organization located in Albion, Michigan. Mr. Mitchell joined Starr in 1970.

         CHARLES B. COOK. Mr. Cook is President and Chief Executive Officer of the Corporation and the Bank. He has served in such capacities with the Corporation since its incorporation in September 1994. Mr. Cook has been employed by the Bank since 1973 and was named Chief Executive Officer of the Bank in 1974. In 1980 he was named President of the Bank.

         DR. KARL F. LOOMIS. Dr. Loomis has been a laboratory director and pathologist since 1983 at Regional Medical Laboratories, Inc., a laboratory testing facility located in Battle Creek, Michigan. Dr. Loomis has served as President and Chief Executive Officer of Regional Medical Laboratories, Inc. since 1987.

         J. THOMAS SCHAEFFER. Mr. Schaeffer is a partner in the law firm of Schaeffer, Meyer & MacKenzie located in Marshall, Michigan. Mr. Schaeffer's law firm acts as general counsel to the Bank.

         AART VANELST. Mr. VanElst has been Chairman of the Board of Directors of the Corporation since April 1995. Mr. VanElst is a retired oil jobber, having owned several retail service stations and a fuel oil delivery business in the Marshall area. Mr. VanElst retired in 1979.

         JOHN W. YAKIMOW. Mr. Yakimow is the General Manager of Corporate Research and Development at Eaton Corporation located in Marshall, Michigan. Mr. Yakimow has been employed by Eaton since 1971.

MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

         Meetings and Committees of the Corporation. Meetings of the Corporation's Board of Directors are generally held on a monthly basis. For the fiscal year ended June 30, 1997, the Board of Directors met 13 times. During fiscal 1997, no incumbent director of the Corporation attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

         The Board of Directors of the Corporation has standing Executive, Audit, Compensation and Nominating Committees.

         The Corporation's Executive Committee generally acts in lieu of the full Board of Directors between board meetings. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire Board of Directors. The Executive Committee is composed of President Cook and Directors VanElst and Dobbins. The Executive Committee did not meet during fiscal 1997.

         The Corporation's Audit Committee is responsible for the review of the Corporation's annual audit report prepared by the Corporation's independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. All non-employee directors of the Corporation serve on this Committee. In fiscal 1997, this committee did not meet at the Corporation level; however, the subsidiary Bank's audit committee, which serves the same function and has the identical makeup, met once during fiscal 1997.

         The Compensation Committee is currently composed of Directors Loomis, Mitchell and Yakimow. This Committee is responsible for administering the 1995 Stock Option Plan and the Recognition and Retention Plan (the "RRP"). This Committee met twice during fiscal 1997.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Corporation. Pursuant to the Corporation's Bylaws, nominations by shareholders must be delivered in writing to the Secretary of the Corporation at least 30 days prior to the date of the annual meeting.

         Meetings of the Bank. The Bank's Board of Directors meets at least monthly and held 13 meetings during fiscal 1997. During fiscal 1997, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

DIRECTOR COMPENSATION

         Non-employee directors of the Corporation and the Bank receive compensation for their service as directors. The Corporation paid its non-employee directors a $300 monthly retainer, plus additional fees of $200 for each regular and special board meeting attended during fiscal 1997. During the same period, the Bank's non-employee directors received a $300 monthly retainer, plus additional fees of $450 (except for the Chairman of the Board who received $500) and $250 for each regular and special board meeting attended, respectively. Each non-employee Bank board member was also paid an additional $75 for each committee meeting attended, except for attendance at Nominating Committee meetings for which no fees are paid.

         The Corporation has entered into Deferred Fee Agreements ("DFA") with certain of its non-employee directors. Under the DFAs, each non-employee director may make an annual election to defer receipt of all or a portion of his monthly director fees into a deferral account established by the Corporation on its books. The deferred amounts allocated to the deferral account will be credited with interest at the rate equal to the rate on high grade long-term bonds. The DFAs are unfunded, non-qualified agreements which provide for distribution of the amount deferred upon retirement, disability or a change in control of the Corporation (as those terms are defined in the DFA) to participants or their designated beneficiaries. In addition, each participant is entitled to a death benefit payment of approximately $31,000, payable monthly over 15 years to designated beneficiaries. Life insurance on the plan participants has been purchased by the Corporation to fund the benefits that will be payable under these plans.

         Non-employee directors also received compensation during fiscal 1997 ranging from $250 to $1,250 for attendance at educational and training seminars in connection with their service as members of the Bank's Board of Directors.

         The Bank pays the premiums on a $15,000 face value life insurance policy on behalf of each of the non-employee directors, with the exception of Chairman VanElst who is ineligible under the policy due to his age.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid or granted to the Corporation's Chief Executive Officer. No other officer made in excess of $100,000 during fiscal 1997.

                                         SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------
                                                                                LONG TERM
                                             ANNUAL COMPENSATION              COMPENSATION
                                                                                 AWARDS
                                       -------------------------------------------------------
                                                            OTHER ANNUAL   RESTRICTED             ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR     SALARY     BONUS     COMPENSATION      STOCK    OPTIONS  COMPENSATION
                                        ($)        ($)         ($)(3)     AWARD ($)(4)  (#)(5)       ($)
------------------------------------------------------------------------------------------------------------

Charles B. Cook, President,   1997 $105,375(1)   $20,000        ---           ---        ---      $21,112(6)
Chief Executive Officer and   1996   99,425(1)    20,000        ---         $115,520   36,100      35,444
Director                      1995   93,425(2)    22,500        ---           ---        ---       21,645
------------------------------------------------------------------------------------------------------------

(1) Includes $3,375 and $1,425 paid to President Cook for appraisal services rendered to the Bank on construction loans during fiscal 1997 and 1996, respectively.

(2) Includes $10,325 and $600 paid to President Cook in fiscal 1995 as a director of the Bank and for appraisal services rendered to the Bank on construction loans, respectively.

(3) Mr. Cook did not receive any additional benefits or perquisites which exceeded, in the aggregate, the lesser of 10% of his salary and bonus, or $50,000.

(4) Represents the dollar value of 7,220 shares of restricted Common Stock granted to Mr. Cook (based on the $16.00 closing price per share of the Common Stock on October 24, 1995, the date of grant). The shares of restricted stock vest in five equal annual installments (the first installment having vested on October 24, 1996), provided the individual maintains "Continuous Service" (as defined in the RRP) with the Corporation and/or the Bank. All dividends paid on the restricted shares of Common Stock are held in a restricted interest-bearing account until such shares are no longer subject to restriction. Based on the $23.75 average of the bid and asked closing prices per share of the Common Stock on June 30, 1997, the 7,220 restricted shares held by Mr. Cook had an aggregate market value of $171,475.

(5) On October 24, 1995, Mr. Cook received an option to purchase 18,050 shares of Common Stock at an exercise price of $15.625 per share, the "Market Value" (as defined in the 1995 Stock Option Plan) of the Common Stock on the date of the grant. These options vest equally over a five year period with the first installment having vested on October 24, 1996. The number of shares subject to the option and the exercise price thereunder have been adjusted in the table to reflect the two for one stock split paid in the form of a 100% stock dividend on August 7, 1997.

(6) Represents the Bank's payment of medical and life insurance premiums of approximately $5,872, as well as the Bank's contributions to its 401(k) Plan of $3,660 and to the ESOP of $11,580 on behalf of Mr. Cook.

         The following table sets forth certain information concerning the aggregate number and value of stock options held by Mr. Cook at June 30, 1997. No stock appreciation rights have been granted by the Corporation to date.

                  AGGREGATE OPTIONS EXERCISED IN LAST FISCAL YEAR AND FY-END OPTION VALUES
----------------------------------------------------------------------------------------------------------
                                             NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                            UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                    SHARES                   OPTIONS AT FY-END (#)                FY-END ($)(1)
                   ACQUIRED                 --------------------------------------------------------------
                      ON         VALUE
                   EXERCISE     REALIZED
       NAME           (#)         ($)      EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Charles B. Cook     ---          ---         7,220(2)        28,880(2)        $29,331        $117,325
----------------------------------------------------------------------------------------------------------


(1) Represents the aggregate market value of the stock options as of June 30, 1997. The market value per share of the stock options is the difference between the market price per share of the Common Stock ($23.75 per share based upon the average of the closing bid and asked prices per share of the Common Stock as reported on the Nasdaq SmallCap Market on June 30, 1997) less the exercise price ($15.625 per share) of the stock options.

(2) Adjusted to reflect the two for one stock split paid in the form of a 100% stock dividend by the Corporation on August 7, 1997.

EMPLOYMENT AGREEMENT

         The Bank has an employment agreement with President Cook. The agreement provides for an annual base salary in an amount not less than the Mr. Cook's current salary and an initial term of three years. The agreement also provides for annual extensions of one year, in addition to the then-remaining term thereunder, on each anniversary of the effective date of the agreement (i.e., each February 6), subject to a formal performance evaluation performed by disinterested members of the Bank's Board of Directors. The agreement terminates upon the employee's death, for cause, in certain events specified by OTS regulations, or by Mr. Cook upon 90 days notice to the Bank. For the year ended June 30, 1997, the disinterested members of Bank's Board of Directors authorized the extension of President Cook's employment agreement for an additional year.

         The employment agreement provides for payment to Mr. Cook of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. Section 574.3 or
4. Such events are generally triggered prior to the acquisition of control of 10% of the Corporation's common stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. Cook was terminated as of June 30, 1997, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $305,000.

CERTAIN TRANSACTIONS

         The Corporation has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to all officers and directors must be approved by two-thirds of the disinterested directors and loans to employees must be approved by the Bank's loan committee. All loans to executive officers and directors were made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Corporation's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         J. Thomas Schaeffer, a director of the Corporation and the Bank, is a partner in the law firm of Schaeffer, Meyer & MacKenzie, which firm acts as general counsel to the Bank. The legal fees received by the law firm for professional services rendered to the Bank during the fiscal year ended June 30, 1997 did not exceed 5% of the firm's gross revenues.

         Richard L. Dobbins, a director of the Corporation and the Bank, is a partner in the law firm of Dobbins, Beardslee & Grinage, P.C. Such firm acts as counsel to the Bank. The legal fees received by the law firm from professional services rendered to the Bank during the fiscal year ended June 30, 1997 did not exceed 5% of the firm's gross revenues.


             PROPOSAL II--APPROVAL OF THE MSB FINANCIAL, INC. 1997
                        STOCK OPTION AND INCENTIVE PLAN

         The Corporation's Board of Directors has adopted the 1997 Stock Option Plan, subject to approval by the shareholders at the Meeting. The 1997 Stock Option Plan is comparable in structure and purpose to plans adopted by the shareholders of a large number of public companies and is similar to the Corporation's 1995 Stock Option Plan, approved by the stockholders of the Corporation in 1995. To date, awards covering a total of 101,250 shares of the 144,402 shares of Common Stock (adjusted for the August 1997 stock split) reserved for issuance under the 1995 Stock Option Plan have been granted; however, none of the remaining options available under the 1995 Stock Option Plan are available to be awarded to the Corporation's Chief Executive Officer or Directors. Accordingly, in order to continue to promote the long-term interests of the Corporation and its stockholders by providing a flexible and comprehensive means for attracting and retaining directors, advisory directors, officers and employees of the Corporation and its corporate affiliates, the Board of Directors approved the 1997 Stock Option Plan, and recommends adoption of the plan by the shareholders.

         Pursuant to the 1997 Stock Option Plan, 61,680 shares or approximately 4.99% of the Corporation's Common Stock outstanding as of the date hereof will be reserved for issuance thereunder from the Corporation's authorized but unissued shares of Common Stock. Management currently intends, to the extent practicable and feasible, to fund the 1997 Stock Option Plan from issued shares reacquired by the Corporation in the open market. To the extent the Corporation utilizes authorized but unissued Common Stock to fund the 1997 Stock Option Plan, the exercise of stock options will have the effect of diluting the holdings of persons who own Common Stock. Upon ratification of the 1997 Stock Option Plan by shareholders, options to purchase an aggregate of 42,000 shares of Common Stock will be awarded thereunder, which will leave available 19,680 shares for future awards under the 1997 Stock Option Plan. See "- Awards Under the 1997 Stock Option and Incentive Plan."

         Since the awards granted pursuant to the 1997 Stock Option Plan will be granted only to persons affiliated with the Corporation, the adoption of the 1997 Stock Option Plan could make it more difficult for a third party to acquire control of the Corporation and therefore could discourage offers for the Corporation's stock that may be viewed by the Corporation's shareholders to be in their best interest. In addition, certain provisions included in the Corporation's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Corporation. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a supermajority vote of shareholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of shareholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Corporation even where a majority of the shareholders approve of such transaction. In addition, federal regulations prohibit the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company without prior approval of the Office of Thrift Supervision (the "OTS"). Federal law and regulations also require OTS approval prior to the acquisition of

"control" (as defined in the regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Corporation.

         THE PRINCIPAL FEATURES OF THE 1997 STOCK OPTION PLAN ARE SUMMARIZED BELOW. THIS SUMMARY IS NECESSARILY INCOMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE 1997 STOCK OPTION PLAN WHICH IS ATTACHED HERETO AT APPENDIX A AND INCORPORATED HEREIN BY REFERENCE.

GENERAL

         The 1997 Stock Option Plan provides for awards in the form of stock options and stock appreciation rights ("SARs"). Each award shall be on such terms and conditions, consistent with the 1997 Stock Option Plan, as the committee administering the 1997 Stock Option Plan may determine.

         Shares of Common Stock subject to an award under the 1997 Stock Option Plan may be either authorized but unissued shares or reacquired shares held by the Corporation in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the 1997 Stock Option Plan or any other plan of the Corporation or its subsidiaries.

ADMINISTRATION

         The 1997 Stock Option Plan is administered by the Corporation's Compensation Committee, which consists of three members of the Board of Directors of the Corporation, each of whom, as required by the 1997 Stock Option Plan, is (i) an outside director as defined under Section 162(m) of the Code and (ii) a Non-Employee Director as defined in the rules under Section 16(b) of the Securities Exchange Act of 1934. In granting awards under the 1997 Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Corporation and its affiliates and the responsibilities of such individuals as employees, directors and officers of a public Corporation.

ELIGIBILITY

         Any director, advisory director, officer or employee of the Corporation or its corporate affiliates is eligible to participate in the 1997 Stock Option Plan, which currently includes approximately 25 persons.

AWARD DESCRIPTIONS

         The 1997 Stock Option Plan authorizes the Compensation Committee to grant the following awards:

         Stock Options. The Stock Option Committee may grant either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("Non-Qualified Stock Options"). Incentive Stock Options may be granted only to employees of the Corporation and its corporate affiliates.

         The term of a Non-Qualified Stock Option granted under the 1997 Stock Option Plan may not exceed 15 years from the date of grant. The term of an Incentive Stock Option may not exceed ten years, and the term of an Incentive Stock Option granted to any individual owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation and its corporate affiliates a (a "Ten Percent Holder") may not exceed five years.

         The exercise price of each stock option is determined by the Compensation Committee, provided that (i) the exercise price for the purchase of shares subject to a stock option, whether an Incentive Stock Option or a Non-Qualified Stock Option, may not be less than 100% of the market value of the shares covered by the option on the date of grant and (ii) the exercise price of an Incentive Stock Option granted to a Ten Percent Holder may not be less than 110% of the market value of the shares covered by the option on the date of grant. The exercise price may be paid in cash, shares of Common Stock or a combination of both.

         Stock Appreciation Rights. The Compensation Committee is authorized to award SARs, each of which, upon exercise thereof, will entitle the holder thereof to receive a number of shares of the Common Stock or cash or a combination thereof, as the Compensation Committee shall determine, the aggregate value of which shall equal (as nearly as possible) the amount by which the market value per share of the Common Stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares underlying the SAR. A SAR may be related to an option or granted independently of an option.

         The Compensation Committee will determine the exercise price and term of each SAR, provided that (i) the term of a SAR may not exceed 15 years and
(ii) an option related to a SAR which is an Incentive Stock Option must satisfy all requirements pertaining to Incentive Stock Options (e.g., exercise price, term). SARs are generally exercisable to the same extent and in the same manner as stock options, as described above.

TERMINATION OF SERVICE

         Set forth below is a summary of the effects of termination of service to the Corporation or an affiliate thereof of a participant to whom an award has been granted under the 1997 Stock Option Plan.

         Unless the Compensation Committee provides otherwise:

                (i) if a participant to whom an option or SAR (an "Award") was granted shall cease to maintain continuous service with the Corporation or any affiliate thereof for any reason, excluding death, disability and termination of employment by the Corporation or any affiliate thereof for cause, such participant may, but only within the three month period immediately following such cessation of continuous service (but in no event after the expiration date of such Award), exercise such Award (but only to the extent that such participant was entitled to exercise such Award at the date of such cessation of continuous service). If the continuous service of a participant to whom an Award was granted is terminated for cause, all rights under such Award shall expire immediately upon giving the participant notice of such termination.

                (ii) if a participant to whom an Award was granted shall cease to maintain continuous service due to disability, all Awards granted to such participant and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of three months immediately following such cessation of continuous service (but in no event after the expiration date of such Award).

                (iii) in the event of the death of a participant while in the continuous service of the Corporation or an affiliate thereof, or within the three month periods referred to in paragraphs (i) and (ii) above, the person to whom such Award is transferred may (but only to the extent that the participant was entitled to exercise such Award immediately prior to such participant's death), exercise such Award with a period of one year following the death of such participant (but in no event after the expiration date of such Award).

TRANSFERABILITY OF AWARDS

         An Incentive Stock Option awarded under the 1997 Stock Option Plan may be transferred only upon the death of the participant to whom it has been granted, by will or the laws of inheritance. Unless otherwise provided by the Compensation Committee, an award other than an Incentive Stock Option may be transferred during the lifetime of the participant to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the participant's immediate family or to a trust for the benefit of any member of the participant's immediate family.

EFFECT OF MERGER AND OTHER ADJUSTMENTS

         In the event of a merger or other business combination of the Corporation in which the Corporation is not the surviving entity, any participant to whom an Award has been granted will, with limited exception, have the right after consummation of such transaction and during the remaining term of the Award to receive upon exercise of such Award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of Common Stock over the exercise price of the Award, multiplied by the number of shares of Common Stock with respect to which the Award is exercised.

         Upon a change in control of the Corporation, unless otherwise provided by the Compensation Committee in the applicable award agreement, any restrictions or vesting period with respect to any outstanding Awards will immediately lapse and all such Awards will become fully vested.

         Shares as to which Awards may be granted under the 1997 Stock Option Plan, and shares then subject to Awards, will be adjusted by the Compensation Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Corporation.

AMENDMENT AND TERMINATION

         The Board of Directors of the Corporation may at any time amend, suspend or terminate the 1997 Stock Option Plan or any portion thereof, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors of the Corporation, in its discretion, determines to seek such shareholder approval.

         The 1997 Stock Option Plan shall continue in effect for a term of 15 years (unless terminated by the Board of Directors of the Corporation as permitted under the 1997 Stock Option Plan), after which no further awards may be granted under the 1997 Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Under present federal income tax laws, awards under the 1997 Stock Option Plan will have the following consequences:

                (i) The grant of an award, by itself, will generally neither result in the recognition of taxable income to the participant nor entitle the Corporation to a deduction at the time of such grant. However, the grant of an award of cash or property other than a stock option or SAR (except as provided below) will generally result in the recognition of ordinary income by the participant and entitle the Corporation to a corresponding deduction at the time of grant.

                (ii) In order to qualify as an Incentive Stock Option, a stock option awarded under the 1997 Stock Option Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Corporation to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. If the shares acquired upon exercise of an Incentive Stock Option are not held for at least one year after transfer of such shares to the participant or two years after the grant of the Incentive Stock Option, whichever is later, the participant will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the Option. In such an event, the Corporation will generally be entitled to a corresponding deduction, provided the Corporation meets its federal withholding tax obligations. The participant will also recognize capital gain or loss in an amount of the difference, if any, between the sale price and the fair market value of the shares on the date of exercise of the Incentive Stock Option; such capital gain or loss will be characterized as long-term if the shares were held for more than one year after the date of exercise of the Incentive Stock Option. The Corporation will not be entitled to a corresponding deduction for such capital gain or loss. If the shares are held by the participant for one year after the Incentive Stock Option is exercised and two years after the

         Incentive Stock Option was granted, the participant will recognize a long-term capital gain or loss upon disposition of the shares and the Corporation will not be entitled to a corresponding deduction. Long-term capital gains for shares held between one year and 18 months are currently taxed at a maximum rate of 28%. Shares held for longer than 18 months are currently taxed at a maximum rate of 20%.

                (iii) The exercise of a Non-Qualified Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option. The Corporation will be allowed a deduction at the time and in the amount of any ordinary income recognized by the participant upon the exercise of a Non-Qualified Stock Option, provided the Corporation meets its federal tax withholding obligations. Upon sale of the shares acquired upon exercise of Non-Qualified Stock Option, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. Such gain or loss will be long-term capital gain or loss if the participant held the shares for more than one year following exercise of the Non-Qualified Stock Option.

                (iv) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise. The Corporation will be entitled to a corresponding deduction.

AWARDS UNDER THE 1997 STOCK OPTION AND INCENTIVE PLAN

         The following table presents information as of September 17, 1997, with respect to the number of awards of options which are intended to be granted under the 1997 Stock Option Plan, subject to shareholder adoption of the 1997 Stock Option Plan, to (i) the Corporation's Chief Executive Officer (the sole executive officer of the Corporation and Bank), (ii) each nominee for election as a director of the Corporation, (iii) all current directors of the Corporation who are not executive officers, as a group and (iv) all non-executive officers and employees of the Corporation and the Bank, as a group. On September 10, 1997, the average of the closing bid and asked prices for the Common Stock as quoted on The Nasdaq SmallCap Market was $15.00 per share.

                                    1997 STOCK OPTION AND INCENTIVE PLAN
--------------------------------------------------------------------------------------------------------
                                                                           DOLLAR VALUE        NUMBER OF
                           NAME AND POSITION                                  ($)(1)            UNITS(2)
--------------------------------------------------------------------------------------------------------
Charles B. Cook, President and Chief Executive Officer...................   $ ---                6,000
Richard L. Dobbins, director nominee.....................................     ---                6,000
Martin L. Mitchell, director nominee.....................................     ---                6,000
All current directors of the Corporation and the Bank who are
 not executive officers as a group (6 persons)...........................     ---               36,000
All non-executive officers and employees of the Corporation and the
Bank as a group..........................................................     ---                  ---
--------------------------------------------------------------------------------------------------------

---------------------------

(1) Any value realized will be the difference between the exercise price and the market value upon exercise. Since the options have not been granted, there is no current value.

(2) Each unit represents an option to purchase one share of Common Stock. The proposed awards will vest immediately upon the effective date of the grant.


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1997 STOCK OPTION PLAN.

     PROPOSAL III - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has renewed the Corporation's arrangement for Crowe, Chizek and Company LLP to be its independent auditors for the fiscal year ending June 30, 1998, subject to the ratification of the appointment by the Corporation's shareholders. A representative of Crowe, Chizek and Company LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE CORPORATION'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.


                             SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Corporation's executive office, 107 North Park Street, Marshall, Michigan 49068, no later than May 29, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.


                                 OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                                                      APPENDIX A

                              MSB FINANCIAL, INC.


                      1997 STOCK OPTION AND INCENTIVE PLAN


  1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Corporation and its Affiliates.

  2. Definitions.  The following definitions are applicable to the Plan:

     "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation as such terms are defined in Section 425(e) and (f), respectively, of the Code.

     "Award" -- means the grant by the Committee under this Plan of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, or any combination thereof, as provided in the Plan.

     "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

     "Cause" -- means termination of service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

     "Code" -- means the Internal Revenue Code of 1986, as amended.

     "Committee" -- means the Committee referred to in Section 3 hereof.

     "Continuous Service" -- means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Corporation or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option means the absence of any interruption or termination of service as an officer or employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor.

     "Corporation" -- means MSB Financial, Inc., a Delaware corporation, and any successor thereto.

     "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

     "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

     "Market Value" -- means the average of the closing of the bid and asked prices with respect to a Share on the date in question on the Nasdaq Stock Market, or any similar system then in use, or, if the Shares are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.

     "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422 of the Code.

     "Option" -- means an Incentive Stock Option or a Non-Qualified Stock
Option.

     "Participant" -- means any director, advisory director, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     "Plan" -- means this 1997 Stock Option and Incentive Plan of the
Corporation.

     "Related" -- means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

     "Shares" -- means the shares of common stock of the Corporation.

     "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

     "Ten Percent Holder" -- means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation and any Affiliate.

  3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Corporation, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Corporation, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

  4. Shares Subject to Plan.

     (a) Subject to adjustment by the operation of Section 7, the maximum number of Shares with respect to which Awards may be made under the Plan is 61,680 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Stock Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

     (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 25,000 Shares, subject to adjustment as provided in Section 7.

  5. Awards.

     (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                 (i) Exercise Price.  The exercise price per Share for an
            Option shall be determined by the Committee; provided that, such exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; and provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

                 (ii) Option Term.  The term of each Option shall be fixed by the Committee, but shall be not greater than 15 years; provided that, in the case of an Incentive Stock Option, the term of such Option shall not exceed ten years; and provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

                 (iii) Time and Method of Exercise.  Except as provided in
            Section 6, no Option granted hereunder may be exercised unless at the time the Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option. To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Corporation, in form satisfactory to the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option, together with full payment of the exercise price. The date of exercise shall be the date on which such notice is received by the Corporation. Payment shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                 (iv) Option Agreements.  At the time of an Award of an Option, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                 (v) Limitations on Value of Exercisable Incentive Stock
            Options. The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

                 (vi) Eligible Recipients of Incentive Stock Options.
            Incentive Stock Options may be granted by the Committee only to officers or employees of the Corporation or its Affiliates.

     (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                 (i) General.  A Stock Appreciation Right shall, upon its
            exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on the date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

                 (ii) Related Options.  A Stock Appreciation Right may be
            Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine.
            In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.
            If the Related Option is an Incentive Stock Option, the Related Option shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under paragraph (a) of this Section 5 (including, without limitation, restrictions on exercise price and term).

                 (iii) Exercise Price and Term.  The exercise price and term of each Stock Appreciation Right shall be fixed by the Committee; provided that, the term of a Stock Appreciation Right shall not exceed 15 years.

                 (iv) Stock Appreciation Right Agreements.  At the time of an
            Award of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                 (v) Time and Method of Exercise.  Except as provided in
            Section 6, no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained Continuous Service since the date of grant of such Stock Appreciation Right. To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to the Corporation, in form satisfactory to the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right, together with full payment of the exercise price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or
            (B) a combination of cash and such Shares.

  6. Termination of Service.

     (a) If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service for any reason (excluding death, disability and termination of employment by the Corporation or any Affiliate for Cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service. If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Corporation is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

     (b) If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service due to disability, all Options and Stock Appreciation Rights granted to such Participant and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of three months immediately succeeding such cessation of Continuous Service (but in no event after the expiration date of such Option or Stock Appreciation Right).

     (c) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three month periods referred to in paragraphs (a) and (b) of this Section 6, the person to whom any Option or Stock Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under
Section 10 of the Plan may, but only within the period of one year immediately succeeding the date of death of such Participant, and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have previously been granted to the Participant or whether the person entitled to exercise such Related Stock Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by
Section 10 of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

     (d) Notwithstanding the provisions of subparagraphs (a) through (c) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

  7. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 7 shall be subject to the same restrictions as the original Award.

  8. Effect of Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Option or Stock Appreciation Right, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

  9. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 9 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation, or

(iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse and all such Awards shall become fully vested in the Participant to whom such Awards were awarded for a period of 60 days following the date of such change in control, after which such Awards shall revert to being exercisable in accordance with their terms; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.

 10. Assignments and Transfers. No Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, except that an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order or by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 10 a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

 11. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director or advisory director of the Corporation or any Affiliate.

 12. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to
(i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

 13. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

 14. Amendment or Termination.

     (a) The Board of Directors of the Corporation may amend, alter, suspend, discontinue, or terminate the Plan at any time, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Corporation, in its discretion, determines to seek such shareholder approval.

     (b) Except as otherwise provided herein, the Committee may waive any conditions or rights of the Corporation or modify or amend the terms of any outstanding Award. No modification, amendment, alteration, suspension, discontinuation or termination of an outstanding Award which impairs the rights or benefits of any Participant or holder thereof may be made without the consent of the Participant or holder thereof.

 15. Effective Date and Term of Plan. The plan shall become effective upon its adoption by the Board of Directors of the Corporation and the approval of the Plan by the shareholders of the Corporation. It shall continue in effect for a term of 15 years unless sooner terminated under Section 14 hereof.

                                REVOCABLE PROXY

                              MSB FINANCIAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                October 28, 1997

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the Board of Directors of MSB Financial, Inc. (the "Corporation"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on Tuesday, October 28, 1997 at Schuler's Restaurant, located at 115 South Eagle Street, Marshall, Michigan, at 10:30 A.M. local time, and at any and all adjournments thereof, as follows:

                                                        FOR   WITHHOLD  EXCEPT
                                                        ---   --------  ------
     I.     Election of RICHARD L. DOBBINS and
            MARTIN L. MITCHELL as directors for a term  / /     / /      / /
            to expire in the year 2000.

            INSTRUCTIONS: TO VOTE FOR ALL NOMINEES MARK THE BOX "FOR" WITH
            AN "X". TO WITHHOLD YOUR VOTE FOR AN INDIVIDUAL NOMINEE MARK THE BOX EXCEPT WITH AN "X" AND WRITE THE NAME OF THE NOMINEE ON THE LINE PROVIDED BELOW FOR WHOM YOU WISH YOUR VOTE WITHHOLD. TO WITHHOLD YOUR VOTE AS TO ALL NOMINEES MARK THE BOX "WITHHOLD" WITH AN "X".

            --------------------------------------------------------------------

                                                        FOR   AGAINST  ABSTAIN
                                                        ---   -------  -------


     II.    Approval of the adoption of the
            1997 Stock Option and Incentive Plan.       / /     / /      / /

     III.   Ratification of the appointment
            of Crowe, Chizek and Company LLP, as        / /     / /      / /
            independent auditors for the Corporation for the fiscal year ending June 30, 1998.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Corporation, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Corporation common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation, prior to the execution of this Proxy, of Notice of Annual Meeting, a Proxy Statement dated September 26, 1997 and the Corporation's Annual Report to Shareholders for the fiscal year ended June 30, 1997.




                         Dated:  ________________________




                         __________________________  ___________________________
                         PRINT NAME OF SHAREHOLDER   PRINT NAME OF SHAREHOLDER



                         __________________________  ___________________________
                         SIGNATURE OF SHAREHOLDER    SIGNATURE OF SHAREHOLDER

                         PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE ON
                         THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
                         YOUR FULL TITLE.  IF SHARES ARE HELD JOINTLY,
                         EACH HOLDER SHOULD SIGN.
                         _______________________________________________________

                         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS
                             PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                         _______________________________________________________